EXHIBIT 10.2


                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------

LIFESTREAM TECHNOLOGIES, INC.
LIFESTREAM DIAGNOSTICS, INC.
510 CLEARWATER LOOP, SUITE 101
POST FALLS, IDAHO 83854

         This Amended and Restated Loan and Security Agreement dated as of November 12, 2004 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), is by and among LIFESTREAM TECHNOLOGIES, INC., a Nevada corporation ("LTI"), LIFESTREAM DIAGNOSTICS, INC., a Nevada corporation ("LDI"; LTI and LDI sometimes hereinafter are referred to individually as a "Borrower" and collectively as the "Borrowers"), and RAB SPECIAL SITUATIONS LP, a Delaware limited partnership (the "Lender"), as successor in interest via assignment from Capital South Financial Services, Inc., a Georgia corporation ("Capital South").

                                R E C I T A L S:

         A. LTI and Capital South entered into, among other things, (i) that certain Loan and Security Agreement dated as of June 18, 2002 (the "Original LTI Loan Agreement") and (ii) that certain Loan and Security Agreement dated as of May 1, 2003, which amended the Original LTI Loan Agreement (the "Existing LTI Loan Agreement"), pursuant to which, among other things, Capital South made financial accommodations available to LTI, subject to the terms and conditions set forth therein.

         B. LDI and Capital South entered into, among other things, (i) that certain Loan and Security Agreement dated as of June 18, 2002 (the "Original LDI Loan Agreement") and (ii) that certain Loan and Security Agreement dated as of May 1, 2003, which amended the Original LDI Loan Agreement (the "Existing LDI Loan Agreement"), pursuant to which, among other things, Capital South made financial accommodations available to LDI, subject to the terms and conditions set forth therein.

         C. The Lender and Capital South entered into that certain Master Assignment and Assumption Agreement dated as of November 8, 2004 (the "Assignment Agreement"), pursuant to which, among other things, Capital South sold and assigned to the Lender of all Capital South's right, title and interest in, to and under the Original LTI Loan Agreement, the Existing LTI Loan Agreement, the Original LDI Loan Agreement, the Existing LDI Loan Agreement and all other agreements, promissory notes, instruments, financial statements and documents executed in connection with any of the foregoing (collectively, the "Existing Loan Documents").

         D. LTI and LDI have requested that the Lender amend and restate in their entirety each of the Original LTI Loan Agreement, the Existing LTI Loan Agreement, the Original LDI Loan Agreement and the Existing LDI Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Lender to accept this Agreement and to make the loans and advances described herein, LTI, LDI and the Lender hereby agree to amend and restate in their entirety each of the Original LTI Loan Agreement, the Existing LTI Loan Agreement, the Original LDI Loan Agreement and the Existing LDI Loan Agreement as follows:


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         1. The Loan. The Borrowers have requested, and the Lender has agreed to make, subject to the terms and conditions set forth in this Agreement, a loan to the Borrowers up to the maximum amount of $2,869,740.00 (hereinafter referred to as the "Loan"). Capital South agreed to make loans to the Borrowers up to the amount of $3,000,000 under the Existing Loan Documents, of which amount $920,323.16 remains outstanding on the date hereof and is hereby deemed to be outstanding as a portion of the Loan under this Agreement and the Note (as hereinafter defined) as of the effective date of this Agreement (the "Closing Date"). On the Closing Date, the Lender shall advance to the Borrowers a portion of the Loan in the amount of $974,708 (the "Initial Advance"), of which amount $750,000 shall be paid in cash to the Borrowers and $224,708 shall constitute original issue discount ("OID"). On the Second Advance Closing Date (as defined in Section 3 hereof), upon satisfaction of the conditions precedent to the Second Advance (as hereinafter defined), the Lender shall advance to the Borrowers a portion of the Loan in the amount of $974,707 (the "Second
Advance"), of which amount $750,000 shall be paid in cash to the Borrowers and $224,707 shall constitute OID. The Loan made by the Lender hereunder shall be evidenced by a Secured Promissory Note (the "Note") executed by the Borrowers, on a joint and several basis, and shall contain such terms as the Lender shall require. Service charges, if any, on the Loan shall be charged by the Lender and paid by the Borrowers at such rates and at such times as agreed upon by the parties in the Note. As used in this Agreement, the term "Loan Documents" shall mean, collectively, this Agreement, the Note, the Existing Loan Documents and all other agreements, promissory notes, instruments, financial statements and documents executed in connection with any of the foregoing.

         2. Security Interest. To secure the performance by the Borrowers of all of their obligations hereunder, as well as all of the rights of the Lender hereunder, and to secure all amounts due under the Note, including any renewal, substitution, consolidation, or extension thereof, as well as payment of any and all indebtedness which may now or hereafter in the future be owing by the Borrowers to the Lender, its successors and assigns, however and whenever incurred, arising or evidenced, whether alone or together with another or others, whether direct, indirect, or by way of assignment, whether joint or several, absolute or contingent, due or to become due, and whether as principal maker, endorser, surety, guarantor, mortgagee or otherwise, or which the Lender may now or hereafter have, own or hold (all of said debts, obligations and liabilities are herein collectively called the "Liabilities") and whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter re-incurred, each Borrower hereby grant to the Lender a present and continuing lien upon, security title to and a security interest in: all the assets of such Borrower including, without limitation: (a) all of such Borrower's accounts, contract rights, chattel paper, instruments, drafts and general intangibles, whether now existing or hereafter arising or acquired (herein referred to as the "Receivables"), together with any returned, repossessed, or unshipped goods relating to the Receivables, and all dividends and distributions on or rights in connection with any such property and all rights of such Borrower earned or to be earned under contracts to sell goods or render services; (b) any balances, credits, accounts, items and monies of, such Borrower now or hereafter with the Lender; (c) all inventory of such Borrower including, without limitation, all raw materials, finished goods, work in


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process, and all returns, wherever located; (d) all of such Borrower's interests in leaseholds documents, documents of title, tax refunds, causes of action against any person or entity; (e) all of such Borrower's machinery, equipment, furniture, fixtures, attachments; (f) all of such Borrower's books, records, customer lists, trade secrets, formulae and other recorded information, whether in the form of a writing, photograph, microfilm, microfiche, electronic medium, or otherwise, together with all of such Borrower's right, title and interest in and to all computer software in object code and source code, used to create, maintain, or process any such records or data; (g) all of such Borrower's U.S. Patents and U.S. Patent Applications; U.S. Copyrights and U.S. Trademarks; (h) any other property of any nature whatsoever of such Borrower now or hereafter in the possession of, assigned to or hypothecated to the Lender for any purpose;
and (i) all products and proceeds of any of the property described above (all of such property and the Receivables are hereafter collectively referred to as the "Collateral").

         Concurrently with the effective date of the contract evidencing the LifeNexus Transaction (as hereinafter defined), the Lender will release its security interest in the intellectual property owned by Secured Interactive, Inc. ("Interactive"). As used herein, the term "LifeNexus Transaction" shall mean the sale by Interactive of certain of its intellectual property to LifeNexus in exchange for shares of equity in LifeNexus.

         3. Second Advance. The obligation of the Lender to make the Second Advance is subject to the fulfillment, in a manner satisfactory to the Lender, of each of the following conditions:

                  (a) No Default. No event of default under this Agreement or any of the other Loan Documents shall have occurred and be continuing.

                  (b) Representations and Warranties. The representations and warranties of the Borrowers contained in this Agreement and each of the other Loan Documents shall be true and correct in all material respects as of the Second Advance Closing Date, with the same effect as though made on such date.

                  (c) Other Loan Documents. The Borrowers shall have executed and delivered to the Lender such other Loan Documents as the Lender may request in connection with the transactions contemplated by this Agreement or in connection with the Loan.

                  (d) Investigations, Audits, etc.. All investigations, audits and due diligence reviews of the Borrowers conducted by the Lender in connection with the Loan shall be satisfactory to the Lender in its sole discretion.

         The date on which the foregoing conditions have been satisfied, as determined by the Lender in good faith in its sole discretion, is hereinafter known as the "Second Advance Closing Date." If the Second Advance Closing Date does not occur by December 31, 2004, the Lender's obligation to make the Second Advance shall automatically terminate.

         4. Warranties of the Borrowers. Each Borrower hereby represents, warrants, and covenants to and with the Lender that: (i) the Collateral is and will be free and clear of any and all liens, security interests and encumbrances, other than liens, security interests and encumbrances granted to the Lender (the "Lender's Liens"); (ii) such Borrower has and will have the


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right to convey the Collateral as security for the Liabilities, free and clear of any and all liens, security interests and encumbrances, other than the Lender's Liens; (iii) such Borrower will keep the Collateral free from any liens, encumbrances or security interests whatsoever, other than the Lender's Liens; (iv) such Borrower will promptly pay or discharge all taxes assessed against the Collateral and all liens which may attach thereto, other than the Lender's Liens (which shall be paid and discharged pursuant to the terms of this Agreement and the Note); (v) any and all information set forth in any writing heretofore or hereafter delivered to the Lender by either Borrower pertaining to the Collateral or the Liabilities is and will be true and correct in all material respects as of the date thereof; (vi) the Receivables will be, at the time of their creation, bona fide and existing obligations of a Borrower's customers arising out of the sale of goods and/or rendition of services by such Borrower and are owned by and owed to such Borrower without defense, offset, or counterclaim; (vii) the Borrowers are solvent on a consolidated basis; (viii) with regard to each Receivable as it arises, a Borrower will have made delivery of the goods or will have rendered the services ordered, and each Receivable shall be free of any claims or liens, other than the Lender's Liens; (ix) such Borrower will have preserved and will continue to preserve any liens and any rights to liens available by virtue of sales; (x) such Borrower's inventory is not subject to any security interest, lien or encumbrance, other than the Lender's Liens (or except as may have been disclosed to, and accepted by, the Lender in writing); (xi) such Borrower is duly organized and existing under the laws of the State of its incorporation, and is duly qualified and in good standing in every other State in which it is doing business as a corporation;
(xii) the execution, delivery and performance of this Agreement and the other Loan Documents are within such Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of such Borrower's charter, bylaws or other incorporation papers, or of any indenture, agreement or undertaking to which such Borrower is a party or by which it is bound; (xiii) without prior written notice to the Lender, such Borrower will not obtain any loans, advances or other financial accommodations or arrangements from any party other than the Lender which would encumber any of either Borrower's assets;
(xiv) without prior written consent of the Lender, such Borrower will not voluntarily reorganize, merge or consolidate or redeem any of its common stock, or voluntarily consent to the transfer by the present shareholders of such Borrower to any other person or entity of all or substantially all of the common stock of such Borrower outstanding in one transaction or in treasury as of the date hereof; (xv) in the event of any transfer of any of its stock or assets by operation of law, such Borrower shall immediately notify the Lender; (xvi) there is no pending order, notice, claim, litigation, proceeding or investigation against or affecting such Borrower, whether or not covered by insurance, that would materially and adversely affect such Borrower's operations, financial condition, property or business; (xvii) such Borrower will not sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business) any material part of its assets (LTI is permitted to cause Interactive to sell certain of Interactive's intellectual property to LifeNexus in the LifeNexus Transaction); (xviii) no account arises out of a contract with, or order from, an account debtor that, by its terms, forbids or makes the assignment of that account to the Lender void or unenforceable; (xviii) the representations and warranties made hereunder by such Borrower are true on the date hereof and will be true on the date of each advance of a portion of the Loan by the Lender hereunder; (xix) such Borrower's address as shown above is the location of such Borrower's principal place of business and chief executive office, that such place of business is such Borrower's only place of business, and that such Borrower has not maintained any other place of business or principal place of business or corporate or tradename during the four (4) years immediately


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preceding the date of the execution of this Agreement, unless having notified the Lender in writing of all previous addresses and names; (xx) such Borrower maintains its corporate office at 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854 and maintains a production/shipping facility at 570 West Clearwater Loop, Bldg. 1000, Suite D, Post Falls, Idaho 83854, and has no other office in any location; and (xxi) such Borrower is a corporation duly organized under the laws of the State of Nevada, and such Borrower shall not change its State of incorporation.

         5. Duties and Further Assurance of the Borrowers. Each Borrower covenants and agrees that, so long as any of the Liabilities remain outstanding and unpaid, such Borrower shall:

                  (a) Financing Statements. Execute upon request of the Lender such financing statements and other security documents and pay the cost of filing or recording the same, and do such other acts and things as the Lender may from time to time request to establish and maintain a valid security interest of the Lender in the Collateral;

                  (b) Inspection and Information. Permit the Lender, its agents and employees, from time to time, to inspect, audit and make copies of, and extract from, all records and other papers in the possession of such Borrower, including but not limited to those pertaining to the Collateral and such Borrower's debtors, including copies of customer invoices and evidence of shipment and such other documents and proof of delivery/rendition as the Lender may at any time require; periodic inventory audits and relations with vendors and suppliers, and furnish such further information and documents concerning such Borrower, the Collateral and such Borrower's debtors as the Lender may from time to time request;

                  (c) Financial Statements. Furnish to the Lender on or before the 30th day after the end of each month, financial statements or similar type reports in form and substance reasonably satisfactory to the Lender and certified by an appropriate officer of the Borrowers, and furnish to the Lender annually on or before the 105th day after the end of the Borrowers' fiscal year, a financial statement in form and substance satisfactory to the Lender and prepared by a certified public accountant acceptable to the Lender; notwithstanding the level of CPA certification checked in the preceding clause or anything else to the contrary contained herein, such Borrower shall, if requested by the Lender, provide to the Lender a financial statement of such Borrower or any guarantor of such Borrower, in form and substance satisfactory to the Lender, and prepared by a certified public accountant acceptable to the Lender;

                  (d) Records Retention. Keep at its address shown herein its records concerning the Collateral, which records shall be of such character as will enable the Lender to determine at any time the status of the Collateral;

                  (e) Insurance and Taxes. Keep any tangible Collateral fully insured against fire, theft, and other casualty with loss payable clause in favor of the Lender, and shall pay all premiums promptly when the same become due and shall pay all taxes and other charges against


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         the Collateral promptly when the same become due; should the Borrowers fail to pay any of said premiums or taxes or other charges, or should the Collateral become encumbered, the Lender may pay the sums and add the amount of such payment to the Liabilities hereby secured; the Lender is authorized to receive the proceeds of any insurance loss, and at the option of the Lender, shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Liabilities. The Borrowers shall furnish the Lender evidence of being an additional named insured on a fire and hazard policy against loss of inventory, furniture, fixtures, and equipment, as well as business interruption and as loss payee on liability insurance.

                  (f) Costs. Pay all costs of closing the Loan and of all advances of any portion of the Loan, and will reimburse the Lender during the period of financing for all out-of-pocket or advanced expenses including but not limited to filing fees, long distance phone calls, travel expenses, audit expenses of $1,000.00 per audit with a minimum of 4 audits per year, wire transfer and returned-check charges and expenses.

                  (g) LifeNexus Stock Pledge. Upon the sale of any assets of Interactive to LifeNexus and receipt by such Borrower or an affiliate of such Borrower of equity interests in LifeNexus, pledge to the Lender as additional security for the Liabilities all such equity interests in LifeNexus, as such equity interests may be reduced in accordance with the terms of the LifeNexus Transaction.

         6. Act of Default. If any of the following shall occur, the Borrowers shall be in default under this Agreement:

                  (a) the Borrowers fail to pay when due any amount payable under any of the Liabilities;

                  (b) the Borrowers or any guarantor of the Borrowers' obligations hereunder fails to perform or breaches any undertaking herein or material agreement or is in default under any writing relating to any of the Liabilities, the Collateral or any other material agreement between the Lender and the Borrowers;

                  (c) any guarantor of the Liabilities terminates or attempts to terminate such guaranty;

                  (d) the Collateral declines in value or for any reason becomes insufficient in the Lender's sole and exclusive judgment to secure the Liabilities and the Borrowers, after demand, fail or refuses to substitute and/or make additions to the Collateral reasonably satisfactory to the Lender;

                  (e) any statement, representation or warranty made or furnished to the Lender by or in behalf of the Borrowers with respect to the Liabilities or the Collateral shall be untrue or incomplete in any material respect as of the date made;

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                  (f) the Borrowers or either Borrower becomes insolvent or
         makes an assignment for the benefit of creditors, or if any proceeding be instituted by or against the Borrowers or either Borrower alleging that it is insolvent or unable to pay its debts as they mature, or if any receiver is appointed for the Borrowers or either Borrower;

                  (g) any litigation is instituted against the Borrowers or either Borrower that might materially and adversely affect its operations, financial condition, property or business;

                  (h) a creditor of the Borrowers or either Borrower shall obtain or attempt to obtain possession of the Collateral by any means; or

                  (i) any other circumstance or event occurs which shall reasonably cause the Lender to deem itself insecure.

         7. Rights of Lender on Default. In the event of a default hereunder, at the option of the Lender, this Agreement shall terminate without prejudice to the Lender's rights hereunder, and without notice to the Borrowers of any kind, and any or all of the Liabilities may, at the option of the Lender and without demand or notice of any kind, be declared by tender, and the same shall become, immediately due and payable, and the Lender shall have, in addition to all other rights and remedies which the Lender may have under law, the following rights and remedies all of which may be exercised with or without further notice to the
Borrowers: (a) to foreclose the liens and security interests created under this Agreement or under any other agreements relating to the Collateral by any available judicial or non-judicial procedure; (b) to enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same; or (c) to sell, assign, lease or otherwise dispose of the Collateral, or any part thereof, either at public or private sale or at any broker's board, in lots or in bulk for cash, on credit, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to the Lender, all at the Lender's sole option and as the Lender in its sole discretion may deem advisable, and the Lender may bid upon or become purchaser at any such sale if public, free from any right of redemption, which is hereby expressly waived by the Borrowers, and the Lender shall have the right at its option to apply or be credited with the amount of all or any part of the Liabilities owing to the Lender against the purchase price bid by the Lender at any such sale. The Borrowers and Lender expressly acknowledge and agree that five (5) days' prior written notice from the Lender to the Borrowers of any such sale of Collateral shall satisfy the notice requirements of O.C.G.A. Section 11-9-504 or any applicable successor provision. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorney's fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Liabilities, with application as to particular Liabilities or against principal or interest to be in the Lender's sole and absolute discretion. The Borrowers shall be liable to the Lender and shall pay to the Lender on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral, and the Lender in turn agrees to remit to the Borrowers any surplus remaining after all Liabilities have been paid in full. If any of the Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, the Lender shall have the


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right, but shall not be obligated, to do such repairing, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Lender shall deem appropriate, but the Lender shall have the right to sell or dispose of such Collateral without such processing. The Borrowers will, at Lender's request, assemble all the Collateral and make it available to the Lender at places which the Lender may select, whether at the Borrowers' premises or elsewhere, and will make available to the Lender all premises and facilities of the Borrowers for the purpose of the Lender's taking possession of the Collateral or of removing or putting the Collateral in saleable form. In addition, upon an event of default and at the request of the Lender, the Borrowers will, at their own expense, notify any parties obligated on any of the Receivables to make payment to the Lender of any amounts due or to become due thereunder. In furtherance of the foregoing, the Borrowers hereby (i) authorize the Lender to receive, open, and dispose of all mail addressed to the Borrowers pertaining to any of the Collateral, (ii) agree to notify the postal authorities to change the address and delivery of mail addressed to either Borrower to such address as the Lender may designate, (iii) authorize the Lender to endorse either Borrower's name upon any notes, acceptances, checks, drafts, money orders and other evidences of payment that may come into the Lender's possession and to deposit or otherwise collect the same, (iv) authorize the Lender to sign either Borrower's name on any bill of lading relating to any Collateral, on drafts against customers, listings of Receivables, and notices to customers, (v) authorize the Lender to prepare and mail invoices to either Borrower's customers, (vi) authorize the Lender to send verification of accounts to customers, (vii) authorize the Lender to execute in either Borrower's name any affidavits and notices with regard to any and all lien rights, and (viii) authorize the Lender to do all other acts and things necessary to carry out this Agreement, any of the other Loan Documents or to deal with the Collateral or proceeds thereof in its own name or in the name of a Borrower. To facilitate the exercise by the Lender of the rights and remedies set forth in this paragraph, each Borrower hereby constitutes the Lender, or its agents, or any other person whom the Lender may designate, as attorney-in-fact for such Borrower, at such Borrower's own cost and expense, to exercise all or any of the following powers, which, being coupled with an interest, shall be irrevocable and shall continue until all Liabilities have been paid in full and shall be in addition to any other rights and remedies that the Lender may have:
(i) to remove from any premises where the same may be located any and all documents, instruments, files, and records, and any receptacles and cabinets containing the same, relating to the Collateral, and the Lender may, at the Borrowers' cost and expense, use as much of the personnel, supplies and space of the Borrowers at its place of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon; and (ii) to take or bring in the Lender's name or in the name of the Borrowers or either Borrower, such steps, actions, suits or proceedings deemed by the Lender necessary or desirable to effect collection of or to realize upon the Collateral. No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. The Lender shall be under no duty to exercise any or all of the rights and remedies given by this Agreement and no party to this Agreement shall be discharged from his or its obligations or undertakings hereunder (x) should the Lender release or agree not to sue any person against whom the party has, to the knowledge of the Lender, a right of recourse, or (y) should the Lender agree to suspend the right to enforce the Note or the Lender's interest in the Collateral against such person or otherwise discharge such persons.

         8. Business Use. Each Borrower represents and warrants that the Loan will be used for business, non-consumer purposes and not for personal, family or household purposes, and that the loan proceeds shall be used to pay accrued royalties, reduce payables, continue marketing, and for other normal business use.

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         9. Governing Law. Notwithstanding anything to the contrary contained in the Existing Loan Documents, the laws of the State of New York shall govern the construction of this Agreement and each of the other Loan Documents without regard to conflict of laws principles, and any litigation regarding this transaction shall be conducted in any of the federal or state courts located in the city of New York, borough of Manhattan. Venue and Jurisdiction in any of the foregoing courts are stipulated and expressly agreed. Each Borrower expressly waives the right to trial by jury.

         10. Binding Effect, Assignment and Entire Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. The Borrowers have no right to assign any of their rights or obligations hereunder without the prior written consent of the Lender. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of the party sought to be charged.

         11. Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and to that end, the provisions hereof are severable.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

         13. Headings. The section or paragraph headings used in this Agreement are for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement.

         14. Further Assurances. Each Borrower covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as may be required by the Lender in order to effectuate fully the intent of this Agreement.

         15. Joint and Several Liability of the Borrowers; certain Waivers.

                  (a) Each Borrower shall be jointly and severally liable hereunder and under each of the other Loan Documents with respect to all the Liabilities, regardless of which of the Borrowers actually receives the proceeds of the Loan or the benefit of any of the financial accommodations hereunder, or the manner in which the Borrowers or the Lender account therefor in their respective books and records.

                  (b) Each Borrower expressly waives all rights it may have now or in the future under any statute, at common law, or at law or in equity, or otherwise, to compel the Lender to marshal assets or to proceed in respect of any of the Liabilities of the respective Borrowers hereunder against any specific Borrower or any other person, or against any Collateral before proceeding against, or as a condition to proceeding against, such Borrower.

                  (c) Each Borrower hereby expressly and irrevocably waives any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a co-obligor. Each Borrower acknowledges and agrees that this waiver is intended to benefit the Lender and shall not limit or otherwise affect in any way such Borrower's liability hereunder or the enforceability of this Section 15 or Section 16 of this Agreement, and that the Lender and its successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Agreement.

                  (d) Notwithstanding any provision herein contained to the contrary, each Borrower's liability with respect to the Liabilities of the other Borrower shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by the Lender from such Borrower without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from the other Borrower under Section 16 of this Agreement.

         16. Contribution.

                  (a) To the extent that a Borrower shall make a payment of all or any of the Liabilities (a "Payment") that, taking into account all other Payments then previously or concurrently made by the other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Liabilities satisfied by such Payment in the same proportion that such Borrower's Allocable Amount (as such term is defined in clause (b) below), as determined immediately prior to such Payment, bore to the aggregate Allocable Amounts of the Borrowers, as determined immediately prior to the making of such Payment, then, following indefeasible payment in full in cash of all the Liabilities and the termination of this Agreement pursuant to the respective terms and provisions hereof, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, the other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Payment.

                  (b) As of any date of determination, the "Allocable Amount" of a Borrower shall be equal to the maximum amount of the claim that could then be recovered from such Borrower without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                  (c) This Section 16 is intended only to define the relative rights of Borrowers and nothing set forth in this Section 16 is intended or shall be deemed or construed to impair the Liabilities or obligations of the Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, the Note or the other Loan Documents.

         Nothing contained in this Section 16 shall limit the liability of either Borrower to repay the Loan, together with all fees, expenses or other charges with respect thereto.

                  (d) Each Borrower acknowledges that the rights of contribution and indemnification owing to such Borrower under this Section 16 constitute assets of such Borrower.

                  (e) The rights of a Borrower against the other Borrower under this Section 16 shall be exercisable only upon the full and indefeasible payment in cash of all the Liabilities and the termination of this Agreement pursuant to the respective terms and provisions hereof.

         17. No Novation. Notwithstanding anything to the contrary contained herein, this Agreement is not intended to and does not serve to effect a novation of the Liabilities under any of the Existing Loan Documents. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Existing Loan Documents which is evidenced by the notes provided for therein and secured by the Collateral. The Borrowers acknowledge and confirm that the liens and security interests granted pursuant to the Existing Loan Documents secure the indebtedness, liabilities and obligations of the Borrowers to the Lenders under each of the LTI Original Loan Agreement, the LTI Existing Loan Agreement, the LDI Original Loan Agreement and the LDI Existing Loan Agreement, as each is amended and restated in its entirety hereby, and that the term "Liabilities" as used in the Loan Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers to the Lender) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the Note to be delivered under this Agreement and under any of the Existing Loan Documents, as amended and restated hereby, as the same may be further amended, restated, supplemented or otherwise modified from time to time. The Existing Loan Documents and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Agreement. Without limiting the foregoing, each Borrower stipulates and affirms that the following financing statements are, and shall continue to be, in full force and effect:

                  (a) UCC-1 financing statement naming LTI, as debtor, filed with the Nevada Secretary of State on July 16, 2002, as document number 2002018790-9;

                  (b) UCC-1 financing statement naming LDI, as debtor, filed with the Nevada Secretary of State on July 16, 2002, as document number 2002018791-1; and

                  (c) UCC-1 financing statements naming Interactive, as debtor, filed with (i) the Nevada Secretary of State on July 16, 2002, as document number 2002018789-6 and (ii) the Idaho Secretary of State on June 25, 2002, as document number B200209265261.



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


         IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized officer of each of the undersigned as of the date first set forth above.



BORROWERS:                                                     LENDER:

LIFESTREAM TECHNOLOGIES, INC.,                                 RAB SPECIAL SITUATIONS LP,
a Nevada corporation                                           a Delaware limited partnership

By:                                                             By:  RAB Partners Ltd., its General Partner
      ------------------------------------
Name:
      ------------------------------------
Title:                                                          By:
                                                                   -------------------------------------
      ------------------------------------
                                                                Name:
                                                                   -------------------------------------
                                                                Title:
                                                                   -------------------------------------
LIFESTREAM DIAGNOSTICS, INC.,
a Nevada corporation

By:
      ------------------------------------
Name:
      ------------------------------------
Title:

      ------------------------------------


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